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                                                                    EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of Mercantile Bank Corporation (the "Issuer").

         I, Gerald R. Johnson, Jr., Chairman and Chief Executive Officer of the Issuer, certify that:

         (i) the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 8, 2003

                                       /s/ Gerald R. Johnson, Jr.
                                       -----------------------------------------
                                       Gerald R. Johnson, Jr.
                                       Chairman and Chief Executive Officer





         A signed original of this written statement required by Section 906 has been provided to Mercantile Bank Corporation and will be retained by Mercantile Bank Corporation and furnished to the Securities and Exchange Commission or its staff upon request.